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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2004

                          Amcast Industrial Corporation
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             (Exact name of Registrant as specified in its charter)

            Ohio                    001-9967           31-0258080
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(State or other jurisdiction of    (Commission         (IRS Employer
        incorporation)             File Number)       Identification No.)

7887 Washington Village Drive, Dayton, Ohio                 45459
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(Address of principal executive offices)                  (Zip code)

                                 (937) 291-7000
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              (Registrant's telephone number including area code)

                                 Not applicable
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      The information provided in Item 1.03 of this Current Report on Form 8-K regarding the DIP Facility is incorporated into this Item 1.01.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

      As reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2004 (the "Petition Form 8-K"), on November 30, 2004 (the "Petition Date"), Amcast Industrial Corporation ("Amcast") and its subsidiaries (the "Subsidiaries," and together with Amcast, the "Companies") filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court") seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Companies continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

      On December 15, 2004, Amcast entered into a Debtor-In-Possession Credit Agreement (the "DIP Facility") with Heritage Bank, SSB ("Agent"), Citigroup Financial Products, Inc. ("Citigroup"), and Steel Partners II, L.P. ("Steel Partners," and together with Agent and Citigroup, the "Lenders"). As reported in the Petition Form 8-K, the terms of the DIP Facility received interim approval by the Bankruptcy Court on December 3, 2004, but the definitive agreement remains subject to final approval by the Bankruptcy Court. A copy of the DIP Facility is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The terms contained in the executed DIP Facility, as described below, do not differ materially from the terms of the DIP Facility reported in the Petition Form 8-K.

      As reported in the Petition Form 8-K, the DIP Facility provides for, among other things, a commitment of up to $15 million to finance Amcast's working capital requirements during the pendency of the bankruptcy cases, and a commitment of up to $87 million in other financing to fund operations under Amcast's plan of reorganization, which has yet to be submitted to the Bankruptcy Court. Obligations under the DIP Facility are guaranteed by the Subsidiaries and are secured by a superpriority first lien in favor of the Lenders thereunder over all of the Companies' assets (for purposes of the remaining disclosures in this Current Report on Form 8-K, the Subsidiaries will be considered primarily liable with Amcast on the obligations under the DIP Facility).

      Advances will be made to the Companies under the DIP Facility according to a budget that has been agreed upon by Amcast and its lenders, and will be subject to a borrowing base calculated as a percentage of the Companies' accounts receivable and inventory, less reserves and fees. Principal repayments will be made on a daily basis from Companies' cash collections. Interest on borrowings under the DIP Facility accrues at a variable prime rate plus 1.50% per annum (the sum of which shall not be less than 4.75% per annum). Interest on borrowings made under the DIP Facility is payable on a monthly basis.

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      The DIP Facility subjects the Companies to certain obligations, including the delivery of financials reports, schedules, and other materials concerning the operations and financial performance of the Companies. Furthermore, the DIP Facility subjects the Companies to numerous covenants, including limitations on the Companies' uses of the funds provided pursuant to the DIP Facility, limitations on the incurrence or payment of indebtedness, creation of liens, entering into investments, and declaring and paying dividends, and procedures for the collection of the Companies' accounts receivable. In addition, repayment by the Companies under the DIP Facility may be accelerated following certain events of default including, but not limited to, (a) the Companies' failure to pay when due any principal, interest, premium, or fee under the DIP Facility,
(b) the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 11 of the Bankruptcy Code, (c) any event occurring after the commencement of the bankruptcy cases that would have a material adverse effect on the Companies, (d) the filing of a plan of reorganization by any of the Companies that does not provide for payment in full of the Companies' obligations to the lenders under the DIP Facility, (e) certain events relating to the termination of the Companies' pension plans, (f) the dismissal or resignation of the Chief Executive Officer or Chief Financial Officer of Amcast and a vacancy in either such position for more than 15 days, and (g) the occurrence of any breach or event of default under, and/or the failure by any of the Companies to pay, debts entered into after the Petition Date, assumed during the course of the bankruptcy cases, or otherwise required to be paid during the pendency of the bankruptcy cases, in each case in an amount in excess of $100,000.

      The Companies are required to reimburse Agent for expenses incurred in connection with the negotiation and consummation of the transactions contemplated under the DIP Facility, and the continued administration and enforcement of the agreements required thereunder. Additionally, the Companies are required to indemnify and hold harmless Agent and the Lenders (each, an "Indemnitee") from expenses and costs (of any kind or nature whatsoever) associated with (i) the extension of credit or the use of the proceeds provided under the DIP Facility and (ii) certain environmental matters, except for expenses and costs resulting from the gross negligence or willful misconduct of an Indemnitee.

      The DIP Facility terminates on the earlier of (i) March 30, 2005 (subject to extension for up to 45 days upon the request of Amcast), (ii) the acceleration of obligations following the occurrence of an event of default,
(iii) the closing date of a sale of all or substantially all of the Companies' assets in violation of the DIP Facility, (iv) the effective date of a reorganization plan confirmed by the Bankruptcy Court providing for payment in full of all obligations owing under the DIP Facility, or (v) the entry of an order dismissing or converting the bankruptcy cases.

      On December 15, 2004, the Companies also executed a Lockup and Voting Agreement (the "Lock Up Agreement") with certain of the Companies' pre-petition lenders pursuant to which those lenders would agree to vote in favor of and support the Companies' proposed financial restructuring plan, subject to the terms and conditions contained in the Lock Up Agreement.

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF- BALANCE SHEET ARRANGEMENT.

      The information provided in Item 1.03 of this Current Report in Form 8-K regarding the DIP Facility is incorporated into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

10.1 Debtor-In-Possession Credit Agreement dated as of December 15, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Amcast Industrial Corporation

Date:  December 21, 2004               By  /s/  Richard A. Smith
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                                                Vice President, Finance and
                                                Chief Financial Officer